Phase 2 ELEKTRA Trial Positive Topline Results August 25, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Exhibit 99.2

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any licensing or partnering opportunities; the commercialization of the Company’s product candidates; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available.  Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on Ovid’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Advanced Pipeline Focused on Rare Neurological Diseases PRODUCT CANDIDATE INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 PHASE 3 OV101 δ-selective GABAA receptor agonist Angelman  Syndrome Fragile X OV935 CH24H inhibitor Dravet Syndrome (DS) / Lennox-Gastaut Syndrome (LGS) CDKL5 Deficiency Disorder / Dup15q Syndrome OV329 GABA aminotransferase inhibitor  Treatment Resistant Epilepsy OV881 microRNA Angelman Syndrome KIF1A and other non-disclosed targets shRNA-based therapeutic  Angelman Syndrome NEPTUNE – Enrollment Complete ELARA OLE – Ongoing ARCADE – Positive Initial Data Announced ENDYMION OLE – Ongoing ELEKTRA – Positive Topline Data Announced Today ENDYMION OLE – Interim Data Presented Today (Ongoing) ROCKET – Positive Topline Data Announced SKYROCKET – Topline Data Announced ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

PRODUCT CANDIDATE INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 PHASE 3 OV101 δ-selective GABAA receptor agonist Angelman  Syndrome Fragile X OV935 CH24H inhibitor Dravet Syndrome (DS) / Lennox-Gastaut Syndrome (LGS) CDKL5 Deficiency Disorder / Dup15q Syndrome OV329 GABA aminotransferase inhibitor  Treatment Resistant Epilepsy OV881 microRNA Angelman Syndrome KIF1A and other non-disclosed targets shRNA-based therapeutic  Angelman Syndrome NEPTUNE – Enrollment Complete ELARA OLE – Ongoing ARCADE – Positive Initial Data Announced ENDYMION OLE – Ongoing ELEKTRA – Positive Topline Data Announced Today ENDYMION OLE – Interim Data Presented Today (Ongoing) ROCKET – Positive Topline Data Announced SKYROCKET – Topline Data Announced ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Today’s Discussion – Focus on ELEKTRA and ENDYMION

Soticlestat (OV935/TAK-935) ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED ELEKTRA and ENDYMION are part of a broad-based clinical development program to examine multiple types of epilepsy: Ovid:Takeda “One Team” Alliance – entered into January 2017 Ovid purchased a 50% share in soticlestat; 50:50 cost and profit share Ovid:Takeda Ovid responsible for development and commercialization North America, Europe and Israel Small molecule oral drug invented in Takeda laboratories Extensive preclinical, translational and Phase 1 data package DS & LGS (ELEKTRA): 141 patients enrolled Dravet syndrome (DS) topline data from double-blind placebo-controlled Phase 2 ELEKTRA trial announced today Lennox-Gastaut syndrome (LGS) topline data from double-blind placebo-controlled Phase 2 ELEKTRA trial announced today Open label extension (ENDYMION): all eligible patients from Phase 2 studies have rolled-over Data from ELEKTRA DS and LGS patients rolled-over to ENDYMION are presented today

Primary Endpoint Achieved: Statistically significant reduction of seizures from baseline compared to placebo (P=0.0007) in the maintenance period for combined Dravet syndrome and Lennox-Gastaut syndrome study population Phase 2 ELEKTRA Trial: Topline Results in Dravet Syndrome (DS) & Lennox-Gastaut Syndrome (LGS) Combined DS and LGS study population: Statistically significant reduction of seizures from baseline compared to placebo (P=0.0024) during the full 20-week treatment period LGS: Numerical reductions in drop seizure frequency compared to placebo DS: 46% median difference from placebo in convulsive seizure frequency reduction (P=0.0007) during the full 20-week treatment period ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Soticlestat Targets Cholesterol Metabolism in the Brain

Cholesterol-24-Hydroxylase metabolizes cholesterol and generates 24 Hydroxycholesterol (24HC)

Reduced 24HC levels cause reduced glutamatergic signaling and modulates glial function, resulting in reduced inflammation

Soticlestat has the potential to reduce seizure susceptibility and improve seizure control



Cholesterol
CH24H
24HC
NMDA Receptor Modulation
Seizure Susceptibility

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Reduced 24HC levels cause reduced glutamatergic signaling and modulates glial function, resulting in reduced inflammation Soticlestat inhibits CH24H, resulting in a  dose-dependent reduction in 24HC levels Soticlestat has the potential to reduce seizure susceptibility and improve seizure control Soticlestat is a Potent, Selective, Brain-Penetrating CH24H Inhibitor In Development to Help Improve Seizure Control ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Soticlestat may provide benefit through mechanisms that are not targets of conventional AEDs Epileptogenic Insult CH24H ↓ 24HC ↓ NMDA Receptor Activation ↓ Glial Inflammation ↓ Seizure Susceptibility Therapeutic Potential in Epilepsy Cholesterol Soticlestat

Dravet Syndrome and Lennox-Gastaut Syndrome are Different Disorders with Few Approved Treatments

Ovid THERAPEUTICS BOLDMEDICINE

45-52K patients in the U.S. are affected by these conditions

	Dravet Syndrome (DS)	Lennox-Gastaut Syndrome (LGS)
Etiology	80% have mutations in *Scn1a* gene	Heterogeneous condition which can be caused by any number of reasons including: several gene mutations, perinatal insults, congenital infections, brain tumors/malformations, and genetic disorders such as tuberous sclerosis and West syndrome
Age of Onset	Birth–1 year	2–5 years
Prevalence	~1:15,000–1:21,000 (15.5K to 22K patients in the US)	~1:11,000 (30K Patients in the US)
Clinical Manifestations	• Prolonged focal seizures that can evolve to generalized convulsive tonic-clonic seizures • First seizure associated with fever in 60% of cases • Developmental delay	• Drop seizures • Multiple seizure types • More common in males • Intellectual disabilities along with psychiatric comorbidities • Distinctive EEG brain wave pattern
FDA-approved Therapies	Epidiolex® (cannabidiol), Fintepla® (fenfluramine), Diacomit® (stiripentol)	Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol)

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Phase 2 ELEKTRA Trial Design



Randomization
Dose Optimization Period (8 Weeks)
Maintenance Period (12 Weeks)
End of trial
Screening/ Baseline
DS
LGS
Soticlestat BID
Placebo BID
Follow-up (4 Weeks)
Entry into ENDYMION

Trial Design

- Global, multicenter, randomized, double-blind, placebo-controlled
- Final enrollment: n=141
- Titrated: 100 mg BID, 200 mg BID, 300 mg BID (mg/kg dosing <60 kg) oral tablets

Key Inclusion Criteria

- Aged ≥2 and ≤17 years
- Clinical diagnosis of DS or LGS
- Failed at least ≥2 AEDs
- Currently taking 1–4 AEDs at a stable dose
- Minimum of at least 3 convulsive (DS) or 4 drop (LGS) seizures during a minimum 4-wk prospective baseline

Protocol Amendment 1 (14 wk full treatment)- PA1
Protocol Amendment 2 (20 wk full treatment)- PA2

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Patient Baseline Demographics & Disease Characteristics

- A total of 141 patients were enrolled and 126 completed the study
- Modified intent to treat (mITT) analysis of 139 patients was performed to evaluate the efficacy endpoints[1]

	DS		LGS	
	Soticlestat (N=26)	Placebo (N=25)	Soticlestat (N=43)	Placebo (N=45)
Age (years)				
Mean (SD)	8.7 (3.9)	8.8 (4.5)	10.0 (4.2)	9.8 (3.6)
Min, Max	4, 17	2, 16	2, 17	3, 17
Sex, n (%)				
Male	17 (65)	14 (56)	30 (70)	28 (62)
Female	9 (35)	11 (44)	13 (30)	17 (38)
Race, n (%)				
American Indian or Alaska Native	0	1 (4)	0	0
Asian	11 (42)	5 (20)	11 (26)	16 (36)
African American	0	0	0	1 (2)
White	15 (58)	19 (76)	32 (74)	28 (62)
Ethnicity, n (%)				
Hispanic or Latino	2 (8)	6 (24)	8 (19)	4 (9)
Non-Hispanic and Latino	24 (92)	19 (76)	35 (81)	41 (91)

	DS		LGS	
	Soticlestat (N=26)	Placebo (N=25)	Soticlestat (N=43)	Placebo (N=45)
Weight (kg)				
Mean (SD)	29 (11)	30 (15)	36 (17)	34 (16)
Min, Max	15, 61	14, 68	10, 73	12, 82
Number of AEDs[2], n (%)				
Any	26 (100)	25 (100)	43 (100)	45 (100)
1	0	1	2	1
2	11	6	12	11
3	10	11	18	19
4	5	7	10	13
5	0	0	1	1
Seizure Frequency[3]				
Mean (SD)	13.8 (11.0)	13.2 (23.9)	441.0 (1133.5)	150.0 (203.8)
Median	9.1	6.0	67.3	89.8
Min, Max	2.6, 40.3	2.5, 125.0	8.1, 5187.7	4.0, 1040.1

1. mITT includes any patient who enrolled in the study and received at least one dose of study drug and has at least one post-randomization seizure assessment.
2. Ongoing AEDs are included if start date is prior to first dose date or missing.
3. Seizure frequency is based on convulsive for DS and drop seizures for LGS.

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ELEKTRA Efficacy Endpoints ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Primary Efficacy Endpoint Median percent change from baseline in seizure frequency (based only on convulsive seizures for DS patients and drop seizures for LGS patients) during 12-week maintenance period Secondary Efficacy Endpoints Percent change from baseline in seizure frequency during 20-week treatment period Percent change from baseline in seizure frequency in each respective DS and LGS stratum Proportion of responders during maintenance period (≥50% reduction in seizure frequency from baseline in each respective DS (convulsive seizures) and LGS (drop seizures) stratum) Investigator & Caregiver reported Clinical Global Impression of Change (CGI-C; Caregiver GI-C), respectively Plasma levels of 24HC

Efficacy Endpoint Results: DS & LGS ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED (Primary Endpoint) Efficacy Set (Secondary Endpoint) mITT (2) (2) 1 Rank Transformed ANCOVA adjusting for baseline seizure frequency and protocl amendment cohort 2Hodges-Lehmann Estimation of the median in treatment difference (percent change from baseline in soticlestat vs percent change from baseline in placebo) Soticlestat (n=64) Placebo (n=56) Placebo-Adjusted

Efficacy Endpoint Results (mITT): DS Cohort (Convulsive Seizures) ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED (2) (2) 1 Rank Transformed ANCOVA adjusting for baseline seizure frequency and protocol amendment cohort 2Hodges-Lehmann Estimation of the median in treatment difference (percent change from baseline in soticlestat vs percent change from baseline in placebo) Soticlestat (n=26) Placebo (n=24) Placebo-Adjusted

Efficacy Endpoint Results (mITT): LGS Cohort (Drop Seizures) ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED (2) (2) 1 Rank Transformed ANCOVA adjusting for baseline seizure frequency and protocol amendment cohort 2Hodges-Lehmann Estimation of the median in treatment difference (percent change from baseline in soticlestat vs percent change from baseline in placebo) Soticlestat (n=43) Placebo (n=42) Placebo-Adjusted

Proportion of Responders During Full Treatment Period ≥50% reduction in seizure frequency from baseline ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED DS LGS % reduction from baseline in convulsive seizure frequency % reduction from baseline in drop seizure frequency

Favorable Safety Profile Consistent with Previous Studies

No new safety signals identified

- Soticlestat was generally well-tolerated and demonstrated a safety profile consistent with the findings of previous studies with no new safety signals identified
- Incidence of treatment emergent adverse events (TEAEs) and serious adverse events (SAEs) were similar in both the treatment and placebo groups; most frequent TEAEs reported in soticlestat treated patients with ≥5% difference from placebo were lethargy and constipation

	Soticlestat (N=71) n (%)	Placebo (N=70) n (%)	Total (N=141) n (%)
TEAEs	57 (80.3)	52 (74.3)	109 (77.3)
Mild TEAE	47 (66.2)	47 (67.1)	94 (66.7)
Moderate	25 (35.2)	19 (27.1)	44 (31.2)
Severe TEAE	10 (14.1)	11 (15.7)	21 (14.9)
AE-related withdrawal	4 (5.6)	3 (4.3)	7 (5.0)
Dravet	1	1	2
LGS	3	2	5
SAEs	11 (15.5)	13 (18.6)	24 (17.0)
Deaths	0 (0)	0 (0)	0 (0)

NOTE: TEAEs are the adverse events reported following randomization and initial dose of study drug

Most common TEAEs (>5%)	Soticlestat (N=71) n (%)	Placebo (N=70) n (%)	Total (N=141) n (%)
Upper Resp tract infection	13 (18.3)	12 (17.1)	25 (17.7)
Pyrexia	11 (15.5)	8 (11.4)	19 (13.5)
Seizure (worsening or new)	6 (8.5)	9 (12.9)	15 (10.6)
Nasopharyngitis	6 (8.5)	6 (8.6)	12 (8.5)
Decreased appetite	6 (8.5)	5 (7.1)	11 (7.8)
Vomiting	6 (8.5)	4 (5.7)	10 (7.1)
Somnolence	6 (8.5)	3 (4.3)	9 (6.4)
Diarrhea	5 (7.0)	4 (5.7)	9 (6.4)
Lethargy	* 5 (7.0)	0	5 (3.5)
Fatigue	4 (5.6)	3 (4.3)	7 (5.0)
Pneumonia	4 (5.6)	2 (2.9)	6 (4.3)
Irritability	4 (5.6)	2 (2.9)	6 (4.3)
Constipation	**4 (5.6)	0	4 (2.8)

*Lethargy 4 mild, 1 severe; **Constipation 3 mild, 1 moderate
*Number (No) is the number of subjects with at least one adverse event reported

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Clinical Global Impression of Change (CGI-C; Investigator) Responses at Last Visit ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED m=  the number of subjects with non-missing value at the specific analysis visit in the modified intent-to-treat analysis set

ENDYMION: DS Cohort – Positive Response in Placebo Crossover and Continued Efficacy in Soticlestat Patients ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Median Percent Change from ELEKTRA Study Baseline in 28-days Convulsive Seizure Frequency Soticlestat Placebo 25 0 -25 -50 -75 -100 Overall Treatment Period in ELEKTRA Month 1 Month 3 Month 6 18 18 18 17 10 13 n = Median % Change from Baseline in 28-days Convulsive Seizure Frequency 18 18 Placebo Crossover to Soticlestat ENDYMION Treatment Period

ENDYMION: LGS Cohort – Reduction in Drop Seizure Frequency in Placebo Crossover and Continued Effect in Soticlestat Patients ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 50 25 0 -25 -50 -75 Overall Treatment Period in ELEKTRA Month 1 Month 3 Month 6 25 25 32 25 29 15 20 n = Median Percent Change from ELEKTRA Study Baseline in 28-days Drop Seizure Frequency Median % Change from Baseline in 28-days Drop Seizure Frequency 32 Soticlestat Placebo Placebo Crossover to Soticlestat ENDYMION Treatment Period

Summary and Next Steps ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED ELEKTRA Summary  ELEKTRA study achieved its primary endpoint with high statistical significance (P=0.0007) Strong efficacy results in Dravet syndrome with a 46% median difference from placebo in convulsive seizure frequency reduction (P=0.0007)  Numerical reductions in drop seizure frequency in Lennox-Gastaut syndrome vs. placebo  Soticlestat continues to be well-tolerated with no new safety signals identified Reduction of plasma 24HC levels was observed with soticlestat treatment vs. placebo Next Steps Initiate Phase 3 registrational program of soticlestat in Dravet syndrome  Data analysis ongoing from the Lennox-Gastaut syndrome patients Full data to be presented at future scientific meetings

2020: A Transformative Year for Ovid ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED OV101:  Fragile X syndrome – Phase 2 ROCKET trial positive topline data  4Q 2020: Angelman syndrome - Pivotal Phase 3 NEPTUNE trial topline data Soticlestat:  ARCADE initial data ELEKTRA topline data, ENDYMION data  3Q 2020: ARCADE data, ENDYMION data Significant Value-Creating Events During 2020

Q&A ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED